UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

Disciplined Growth Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43314	98-1913742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Rockaway Avenue

Garden City, New York 11530

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 550-4122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	DGACU	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	DGAC	The New York Stock Exchange
Rights, each right entitling the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of the initial business combination	DGACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2026, Disciplined Growth Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”) at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. In connection with the offering, $10.05 per Unit was deposited into a trust account with Odyssey Transfer and Trust Company acting as trustee. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-fourth (1/4) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Share Right”). The underwriters have a 45-day option to purchase up to an additional 2,250,000 units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-295097) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 16, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated May 26, 2026, by and among the Company and Maxim Group LLC (“Maxim” or the “Representative”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Share Rights Agreement, dated May 26, 2026, by and between the Company and Odyssey Transfer and Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 26, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated May 26, 2026, by and among the Company, Disciplined Growth Sponsor LLC (the “Sponsor”), and Maxim, as representative of the several underwriters, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated May 26, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated May 26, 2026 (the “Underwriters’ Private Placement Units Purchase Agreement”), by and among the Company and Maxim Partners LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated May 26, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated May 26, 2026, by and among the Company and each director and officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated May 26, 2026, by and between the Company and the Sponsor, which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Securities Subscription Agreement between the At-Risk Capital Investors and the Company, dated May 26, 2026, by and between the Company and the At-Risk Capital Investors, which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

The Company also issued 675,000 Class A Ordinary Shares to the Representative’s designee as part of the underwriting compensation (the “Representative Shares”) on the closing of the IPO. The Representative Shares are identical to the Class A Ordinary Shares included in the Units, except that the Representative has agreed not to transfer, assign, sell, pledge, or hypothecate any such Representative Shares, or subject such Representative Shares to hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person until 180 days immediately following the commencement of sales of the IPO pursuant to FINRA Rule 5110(e)(1), subject to exceptions pursuant to FINRA Rule 5110(e)(2). The Representative has agreed not to transfer, assign or sell any such Representative Shares until the completion of the initial business combination, except as permitted under the Underwriting Agreement. In addition, the Representative has agreed (i) to waive its redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within the period as provided in the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended Charter”).

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Units Purchase Agreement and the Underwriters’ Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 345,000 units (the “Private Placement Units”) to the Sponsor, Maxim and/or its designees and at-risk capital investors at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $3,450,000. Of these Private Placement Units, the Sponsor purchased 175,000 Private Placement Units, Maxim and/or its designees purchased 60,000 Private Placement Units and the at-risk capital investors purchased 110,000 Private Placement Units. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Prior to the IPO, the Sponsor acquired from the Company an aggregate of 5,750,000 Class B ordinary shares of the Company, par value $0.0001 per share (the “founder shares”), for an aggregate purchase price of $25,000, or approximately $0.004 per share. Simultaneously with the IPO, the Sponsor forfeited 1,100,000 founder shares and the at-risk capital investors purchased 1,100,000 founder shares pursuant to the Subscription Agreements (of which, 150,000 founder shares were purchased by the Maxim individuals and 950,000 founder shares were purchased by the third-party investors) for an aggregate purchase price of approximately $4,000, or approximately $0.004 per share, which resulted in the Sponsor owning 4,650,000 founder shares. The founder shares will automatically convert into Class A Ordinary Shares at the time of the Company’s initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment as provided in the Amended Charter. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the founder shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 27, 2026, in connection with the IPO, John W. Heilshorn, Aaron Spool, Michael Faber, John Ziegelman and Jay Gettenberg (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 28, 2026, Mr. Gettenberg, Mr. Ziegelman and Mr. Faber were appointed to the Board’s Audit Committee, with Mr. Gettenberg serving as chair of the Audit Committee. Each of Mr. Faber, Mr. Heilshorn and Mr. Gettenberg was appointed to the Board’s Compensation Committee, with Mr. Faber serving as chair of the Compensation Committee.

On May 26, 2026, the Company entered into indemnity agreements with each of the Directors and Executive Officers, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On May 26, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on May 26, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,750,000 from the proceeds of the offerings of the Units and the sale of the Private Placement Units (net of transaction expenses and working capital) was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 15 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 15 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On May 26, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On May 28, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 26, 2026, between the Company and Maxim, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Share Rights Agreement, dated May 26, 2026, by and between the Company and Odyssey Transfer and Trust Company.

10.1	Investment Management Trust Agreement, dated May 26, 2026, between the Company and Odyssey Transfer and Trust Company.

10.2	Registration Rights Agreement, dated May 26, 2026, by and among the Company, the Sponsor and Maxim, as representative of the several underwriters.

10.3	Private Placement Units Purchase Agreement, dated May 26, 2026, between the Company and the Sponsor.

10.4	Private Placement Units Purchase Agreement, dated May 26, 2026, between the Company and Maxim Partners LLC.

10.5	Letter Agreement, dated May 26, 2026, by and among the Company, Sponsor and each of the officers and directors of the Company.

10.6	Form of Indemnity Agreement.

10.7	Administrative Services Agreement, dated May 26, 2026, between the Company and the Sponsor.

10.8	Securities Subscription Agreement, dated May 26, 2026, between the At-Risk Capital Investors and the Registrant.

99.1	Press Release, dated May 26, 2026

99.2	Press Release, dated May 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCIPLINED GROWTH ACQUISITION CORPORATION

	By:	/s/ Robert Wotczak
		Name:	Robert Wotczak
		Title:	Chief Executive Officer
Dated: June 1, 2026

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